UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2025 (July 15, 2025)

GRABAGUN DIGITAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-42748	33-4289144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 East Beltline Road, Suite 403

Coppell, Texas 75019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 552-7246

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEW	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PEWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K/A

GrabAGun Digital Holdings Inc.

August 14, 2025

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of GrabAGun Digital Holdings Inc., a Texas corporation (the “Company”), filed on July 18, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

The Company is filing this Amendment No. 1 in order to include:

(a) the unaudited condensed financial statements of Colombier Acquisition Corp. II (now known as GAG Surviving Corporation, Inc. following a subsidiary merger in connection with the Business Combination) (“Colombier”), as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 as Exhibit 99.1;

(b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Colombier for the three and six months ended June 30, 2025 and 2024 as Exhibit 99.2;

(c) the unaudited financial statements of Metroplex Trading Company LLC doing business as GrabAGun.com (now known as GrabAGun LLC following a subsidiary merger in connection with the Business Combination) (“GrabAGun”), as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 as Exhibit 99.3;

(d) Management’s Discussion and Analysis of Financial Condition and Results of Operations of GrabAGun for the three and six months ended June 30, 2025 and 2024 as Exhibit 99.4; and

(e) the unaudited pro forma condensed combined financial information of Colombier, GrabAGun and the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024 as Exhibit 99.5.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Except to the extent that such information is inconsistent with the information contained in this Amendment No. 1, the information previously reported in or filed with the Original Report is hereby incorporated herein by reference. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Financial Information

The description of management’s discussion and analysis of financial condition and results of operations of Colombier for the three and six months ended June 30, 2025 and 2024 is set forth in Exhibit 99.2 to this Amendment No. 1, and is incorporated herein by reference.

The description of management’s discussion and analysis of financial condition and results of operations of GrabAGun for the three and six months ended June 30, 2025 and 2024 is set forth in Exhibit 99.4 to this Amendment No. 1, and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the information set forth in Exhibit 99.2 and Exhibit 99.4 to this Amendment No. 1, which is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

Reference is made to the information set forth in sections (a) and (b) of Item 9.01 of this Amendment No. 1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of Colombier as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes, are attached as Exhibit 99.1 hereto and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Colombier for the three and six months ended June 30, 2025 and 2024.

The unaudited financial statements of GrabAGun as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes, are attached as Exhibit 99.3 hereto and are incorporated herein by reference. Also included as Exhibit 99.4 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of GrabAGun for the three and six months ended June 30, 2025 and 2024.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of GrabAGun, Colombier and the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024 is filed as Exhibit 99.5 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Unaudited condensed financial statements of Colombier as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Colombier for the three and six months ended June 30, 2025 and 2024.
99.3	Unaudited financial statements of GrabAGun as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of GrabAGun for the three and six months ended June 30, 2025 and 2024.
99.5	Unaudited pro forma condensed combined financial information of GrabAGun, Colombier and the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRABAGUN DIGITAL HOLDINGS INC.

Date: August 14, 2025	By:	/s/ Marc Nemati
		Name:	Marc Nemati
		Title:	President and Chief Executive Officer

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